Exhibit 99.1

   CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of TM Century Inc. (the "Company") on Form 10QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Teri R.S. James, Chief Financial Officer, and I, R. David Graupner, Chief Executive Officer, of the Company, certify, pursuant to 18 U. S. C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U. S. C. 78m or 780(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



BY:/s/Teri R.S. James
  -------------------
Teri R.S. James
Chief Financial Officer
(Principal Accounting Officer)


BY:/s/R. David Graupner
   --------------------
R. David Graupner
Chief Executive Officer
(Principal Executive Officer)